UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-02365
Prospect Street® Income Shares Inc.
(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)
James D. Dondero
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: December 31
Date of reporting period: June 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
Prospect Street® Income Shares Inc.
13455 Noel Road, Suite 800
Dallas, TX 75240

Prospect Street®
Income Shares Inc.
Semi-Annual Report
June 30, 2008

Contents
1	Letter to Stockholders

2	Portfolio Statistics

3	Schedule of Investments

7	Statement of Assets and Liabilities

8	Statement of Operations

9	Statement of Cash Flows

10	Statements of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

20	Additional Information
This report has been prepared for the information of stockholders of Prospect Street® Income Shares Inc.

Letter to Stockholders
Dear Stockholders:
     We are pleased to provide you with our report for Prospect Street® Income Shares Inc. (the “Fund”) for the six months ended June 30, 2008. On June 30, 2008, the net asset value of the Fund was $5.35 per share, as compared to $5.86 on December 31, 2007. On June 30, 2008, the closing market price of the Fund’s shares on the New York Stock Exchange was $4.73 per share, as compared to $5.05 on December 31, 2007. During the six months ended June 30, 2008, the Fund declared distributions to common stockholders of $0.23 per share.
The Fund’s Investments:
     The total return on the Fund’s per share market price, assuming reinvestment of distributions, for the six months ended June 30, 2008, was (1.88)%. The total return on the Fund’s net assets, assuming reinvestment of distributions, for the six months ended June 30, 2008 was (5.00)%. The variation in total returns is attributable to the decrease in the market price of the Fund’s shares of (6.34)% relative to a decrease in the net asset value of the Fund’s shares of (9.32)% during the period.
Distribution Declarations:
     On June 6, 2008, the Fund’s Board of Directors declared a quarterly distribution of $0.1125 per common stock, payable on July 8, 2008. On July 1, 2008 the Fund’s Board of Directors declared a final distribution of $0.1230 per common stock, payable on July 17, 2008.
Redemption of Preferred Stock:
     On July 16, 2008, the Fund’s Series T Auction Rate Cumulative Preferred Shares were redeemed.
Reorganization:
     On July 18, 2008 the reorgnization of the Fund into Highland Credit Strategies was completed. The resulting conversion ratio was calculated at 0.36852 common shares of Highland Credit Strategies Fund for each share of common stock of the Fund.

Respectfully submitted,

James Dondero
Chief Executive Officer and President

Mark Okada
Executive Vice President

PROSPECT STREET® INCOME SHARES INC.
Portfolio Statistics
As of June 30, 2008 (unaudited)
Investment Type by Market Value
(As a percentage of total investments)

PROSPECT STREET INCOME SHARES INC.
Schedule of Investments (unaudited)
As of June 30, 2008

		Ratings
Principal			Standard &	Value
Amount ($)	Description	Moody’s	Poor’s	($)
Senior Loans - 7.47% (a) (b)

	Aerospace - 0.62%
495,000	US Airways Group, Inc., Term Loan, 4.98%, 03/23/2014	B2	B+	331,808

	Chemicals - 1.85%
1,000,000	Solutia, Inc., Bridge Loan, 02/28/2015 (c) (d)	B1	B	986,250

	Housing - 3.66%
1,980,229	Pacific Clarion, LLC, Term Loan, 15.00%, 01/23/2009 (c) (e)	NR	NR	1,945,971

	Information Technology - 0.26%
148,867	Freescale Semiconductor, Inc., Term Loan, 4.21%, 11/29/2013	Ba1	BB	135,320

	Transportation - Land - 1.08%
	Sirva Worldwide, Inc.
106,877	Revolving Credit Loan, 9.50%, 05/12/2012 (f)	B2	NR	106,343
181,237	Term Loan, 9.50%, 05/12/2012 (e)	B2	NR	181,237
350,046	Second Lien, 10.00%, 05/15/2015	B2	NR	287,038

				574,618

	Total Senior Loans (cost $4,103,844)			3,973,967

Corporate Notes & Bonds - 66.63% (a)

	Aerospace - 0.11%
3,000,000	Delta Air Lines, Inc., 8.30%, 02/16/2012 (g) (h)	B2	NR	48,750
1,000,000	Northwest Airlines, Inc., 8.88%, 12/30/2027 (g)	NR	NR	8,750

				57,500

	Cable/Wireless Video - 0.70%
500,000	CCH I LLC, 11.00%, 10/01/2015 (h)	Caa3	CCC	373,125

	Chemicals - 4.97%
2,000,000	Albemarle Corp., 5.10%, 02/01/2015	Baa2	BBB	1,890,660
1,000,000	Georgia Gulf Corp., 9.50%, 10/15/2014 (h)	Caa1	CCC	752,500

				2,643,160

	Consumer Non-Durable - 5.78%
3,000,000	Solo Cup Co., 8.50%, 02/15/2014	Caa2	CCC	2,640,000
530,000	Spectrum Brands, Inc., PIK, 12.00%, 10/02/2013 (h) (i)	Caa3	CCC-	437,250

				3,077,250

	Financial - 12.17%
3,500,000	Allied Capital Corp., 6.00%, 04/01/2012	Baa2	BBB+	3,334,342
2,000,000	BankAmerica Institutional, Series A, 8.07%, 12/31/2026 (j)	Aa3	A-	2,012,218
1,500,000	Penhall International, Corp., 12.00%, 08/01/2014 (j)	B3	B-	1,132,500

				6,479,060

	Healthcare - 12.65%
2,065,837	Argatroban Royalty Sub LLC, 18.50%, 09/21/2014	NR	NR	2,076,166
1,372,539	Eszopiclone Royalty Sub LLC, 12.00%, 06/30/2014	NR	NR	1,399,989
3,000,000	TCD Pharma, 16.00%, 04/15/2024	NR	NR	3,015,000
See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Schedule of Investments (unaudited)
As of June 30, 2008

		Ratings
Principal			Standard &	Value
Amount ($)	Description	Moody’s	Poor’s	($)
Corporate Notes & Bonds (continued)

	Healthcare (continued)
250,000	Teva Pharmaceutical Finance LLC, 5.55%, 02/01/2016	Baa2	BBB+	244,657

				6,735,812

	Housing - 2.05%
1,000,000	SUSA Partnership, LP, 7.45%, 07/01/2018	Aa1	AAA	1,092,473

	Information Technology - 3.56%
2,500,000	Charys Holding Co., Inc., 8.75%, 02/16/2012 (e) (g) (j)	NR	NR	877,500
1,500,000	MagnaChip Semiconductor, 6.03%, 12/15/2011 (k)	B2	B	1,020,000

				1,897,500

	Manufacturing - 4.93%
2,750,000	Black & Decker, 5.75%, 11/15/2016	Baa2	BBB	2,625,923

	Transportation-Automotive - 5.23%
3,000,000	American Tire Distributors Holdings, Inc., 8.95%, 04/01/2012 (k)	Caa1	CCC+	2,760,000
250,000	Motor Coach Industries International, Inc., 11.25%, 05/01/2009 (g)	C	CC	25,000

				2,785,000

	Utility - 7.00%
2,000,000	Kiowa Power Partners LLC, 5.74%, 03/30/2021 (j)	Baa3	BBB-	1,900,872
1,815,891	Tenaska Virginia Partners LP, 6.12%, 03/30/2024 (j)	Baa3	BBB-	1,826,732

				3,727,604

	Wireless Communications - 7.48%
1,750,000	Cricket Communications, Inc., 9.38%, 11/01/2014	B3	B-	1,693,125
500,000	Digicel Group, Ltd., PIK, 9.13%, 01/15/2015 (j)	Caa2	NR	473,125
2,085,000	ICO North America, 8.50%, 08/15/2009	NR	NR	1,813,950

				3,980,200

	Total Corporate Notes & Bonds (cost $39,201,652)			35,474,607

Asset-Backed Securities - 11.14% (a) (j) (k)
4,000,000	ACA CLO, Ltd., Series 2006-2A, Class B, 3.54%, 01/20/2021	A2	A	2,853,233
1,000,000	Goldman Sachs Asset Management CLO, PLC, Series 2007-1A, Class D, 5.62%, 08/01/2022	Baa2	BBB	639,100
1,000,000	GSC Partners CDO Fund, Ltd., Series 2007-8A, Class C, 4.19%, 04/17/2021	Baa2	BBB	539,200
1,000,000	Primus CLO, Ltd., Series 2007-2A, Class D, 5.11%, 07/15/2021	Baa2	BBB	683,600
1,000,000	Rampart CLO, Ltd., Series 2006-1A, Class C, 4.18%, 04/18/2021	Baa2	BBB	611,600
1,000,000	St. James River CLO, Ltd., Series 2007-1A, Class E, 6.99%, 06/11/2021	Ba2	BB	602,682

	Total Asset-Backed Securities (cost $6,940,425)			5,929,415

Claims - 0.03% (a)

	Aerospace - 0.03%
	Northwest Airlines, Inc.
400,000	ALPA Trade Claim, 08/21/2013	NR	NR	3,500
421,500	IAM Trade Claim, 08/21/2013	NR	NR	3,688
468,300	Retiree Claim, 08/21/2013	NR	NR	4,098
See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Schedule of Investments (unaudited)
As of June 30, 2008

		Ratings
Principal			Standard &	Value
Amount ($)	Description	Moody’s	Poor’s	($)
Claims (continued)
	Aerospace (continued)
	Northwest Airlines, Inc. (continued)
710,200	Flight Attendant Claim, 08/21/2013	NR	NR	6,214

	Total Claims (cost $431,682)			17,500

Shares
Common Stocks - 0.74% (a) (l)
37,260	Northwest Airlines, Inc. (h)			248,152

1,698	SIRVA Worldwide, Inc. (e)			145,721

	Total Common Stocks (cost $698,595)			393,873

Preferred Stocks - 0.00% (a) (l)
10,000	Adelphia Communications Corp., Series B			0

1,000,000	Adelphia Recovery Trust			0

	Total Preferred Stocks (cost $935,000)			0

Units
Warrants - 0.00% (a) (l)
1,000	Grande Communications, 04/01/2011			10
1,000	XM Satellite Radio, Inc., 03/15/2010			0

	Total Warrants (cost $140,010)			10

	Total Investments - 86.01% (cost $52,451,208) (m)			45,789,372

	Other Assets & Liabilities, Net - 70.34%			37,449,745

	Preferred Stock - (56.35)%			(30,000,000)

	Net Assets Applicable to Common Stock - 100.00%			$53,239,117

(a)	Percentages are based on net assets applicable to common stock.

(b)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. (Unless otherwise identified by (c), all senior loans carry a variable rate interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. The rate shown represents the weighted average rate at June 30, 2008. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(c)	Fixed rate senior loan.

(d)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(e)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee, in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $3,150,429 or 5.92% of net assets, were fair valued as of June 30, 2008.

(f)	Senior Loan has additional unfunded loan commitment. See Note 9.

(g)	The issuer is in default of certain debt covenants. Income is not being accrued.

(h)	Securities (or a portion of securities) on loan. See Note 8.

(i)	Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon rate shown reflects the rate in effect at June 30, 2008.
See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Schedule of Investments (unaudited)
As of June 30, 2008
(j)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 2008, these securities amounted to $14,152,362, or 26.58% of net assets.

(k)	Variable rate asset. The interest rate shown reflects the rate in effect at June 30, 2008.

(l)	Non-income producing security.

(m)	Cost basis for U.S. federal income tax purposes is identical to book basis. Unrealized appreciation and depreciation on investments are as follows:

Gross unrealized appreciation	$339,624
Gross unrealized depreciation	(7,001,460)

$(6,661,836)

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
NR	Not Rated
PIK	Payment-in-Kind
See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Statement of Assets and Liabilities
As of June 30, 2008 (unaudited)

($)
Assets:
Investment in securities, at value ($52,451,208, at cost)	45,789,372
Cash and cash equivalents	32,469,579
Cash held as collateral for securities loaned (Note 8)	951,700
Interest receivable	1,110,481
Receivable for investments sold	6,106,656
Prepaid assets	5,326

Total assets	86,433,114

Liabilities:
Payable upon receipt of securities loaned (Note 8)	951,700
Net unrealized depreciation on unfunded transactions (Note 9)	855
Payable for investments purchased	940,687
Investment advisory fee payable (Note 3)	105,298
Dividend payable	1,119,048
Preferred shares distribution payable	21,470
Other accounts payable	54,939

Total liabilities	3,193,997

Preferred Shares:
Preferred shares, $0.01 par value ($25,000 liquidation preference)
Authorized - 1,000,000 shares
Issued and outstanding - 1,200 Series T shares (Note 7)	30,000,000

Total preferred shares	30,000,000

Net Assets Applicable to Common Stock:
Common stock, $1.00 par value
Authorized - 15,000,000 shares
Issued and outstanding - 9,947,104 shares	9,947,104
Capital in excess of par value	84,158,405
Accumulated net realized gain/(loss) on investments	(35,306,897)
Undistributed net investment income	1,103,196
Net unrealized appreciation/(depreciation) on investments and unfunded transactions	(6,662,691)

Net assets applicable to common stock	53,239,117

Net asset value per share of common stock outstanding	5.35

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Statement of Operations
For the Six Months Ended June 30, 2008 (unaudited)

($)
Investment Income:
Interest Income	3,280,363
Accretion of bond discount (net)	47,493
Securities lending income	45,425

Total investment income	3,373,281

Expenses:
Investment advisory fee (Note 3)	213,125
Administration fee	37,003
Transfer agency fees	17,805
Printing expense	8,180
Legal fees	59,839
Registration expenses	22,452
Audit fees	120
Insurance expenses	38,676
Custody fee	5,436
Preferred shares broker expense	38,296
Directors’ fees and expenses (Note 5)	3,066
Texas franchise tax expense	30,153
Merger expense	58,694
Miscellaneous expense	31,247

Total operating expenses	564,092
Interest expense	2,975

Net expenses	567,067

Net investment income	2,806,214

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investments	(5,788,882)
Net change in unrealized appreciation/(depreciation) on investments	746,750
Net change in unrealized appreciation/(depreciation) on unfunded transactions	(57)

Net realized and unrealized gain/(loss) on investments	(5,042,189)

Distributions to Preferred Shareholders	(587,756)

Net change in net assets from operations	(2,823,731)

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Statement of Cash Flows
For the Six Months Ended June 30, 2008 (unaudited)

($)
Cash Flow From Operating Activities:
Interest received	3,819,938
Decrease in cash held as collateral for securities loaned	10,631,800
Operating expenses paid	(550,232)
Preferred shares distributions	(600,456)
Purchase of portfolio securities	(18,806,847)
Decrease in payable upon receipt of securities loaned	(10,631,800)
Sales and maturities of portfolio securities	47,450,975

Net cash provided by operating activities	31,313,378

Cash Flow From Financing Activities:
Common stock distributions paid from net investment income	(2,238,100)

Net cash used in financing activities	(2,238,100)

Net Change in Cash	29,075,278
Cash, Beginning of the Period	3,394,301

Cash, End of the Period	32,469,579

Reconciliation of Net Changes in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Net change in net assets resulting from operations	(2,823,730)
Change in interest and dividends receivable	494,150
Change in investments	38,728,447
Change in prepaids	37,379
Change in investment advisory fee payable	(10,257)
Change in accrued expenses	(10,287)
Change in distributions payable	(12,700)
Net realized gain/(loss) on investments	(5,788,881)
Net change in unrealized appreciation/(depreciation) on investments	746,750
Accretion of bond discount	(47,493)

Net cash provided by operating activities	31,313,778

Supplemental Information:
Interest paid during the period	2,975

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Statements of Changes in Net Assets

	Six Months	Year
	June 30, 2008	December 31,
	(unaudited)	2007
	($)	($)
From Operations:
Net investment income	2,806,214	6,528,005
Net realized gain/(loss) on investments	(5,788,882)	546,540
Net change in unrealized appreciation/(depreciation) on investments and unfunded transactions	746,693	(8,243,906)
Distributions to preferred shareholders	(587,756)	(1,605,748)

Net change in net assets from operations	(2,823,731)	(2,775,109)

From Distributions to Common Stockholders:
Distributions to common stockholders from net investment income	(2,238,098)	(4,476,200)

Net decrease in net assets resulting from distributions to common stockholders	(2,238,098)	(4,476,200)

Total change in net assets	(5,061,829)	(7,251,309)

Net Assets Applicable to Common Stock:
Beginning of period	58,300,946	65,552,255

End of period (including undistributed net investment income of $1,103,196 and $1,122,836, respectively)	53,239,117	58,300,946

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Financial Highlights
Selected per share data and ratios
For each share of common stock outstanding throughout the periods presented

	Six Months
	Ended
	June 30,
	2008		For the Year Ended December 31,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$5.86		$6.59	$6.40	$6.75	$6.49	$5.90

Net investment income (a)	$0.28		$0.66	$0.63	$0.58	$0.59	$0.60
Net realized and unrealized gain/(loss) on investments	$(0.50)		$(0.78)	$0.16	$(0.37)	$0.29	$0.65
Distributions to preferred shareholders	$(0.06)		$(0.16)	$(0.15)	$(0.10)	$(0.05)	$(0.04)

Total from investment operations	$(0.28)		$(0.28)	$0.64	$0.11	$0.83	$1.21

Distributions:
Distributions from accumulated net investment income to common stockholders	$(0.23)		$(0.45)	$(0.45)	$(0.46)	$(0.55)	$(0.62)
Distributions from tax return of capital to common stockholders	—		—	—	—	(0.02)	—

Total distributions	$(0.23)		$(0.45)	$(0.45)	$(0.46)	$(0.57)	$(0.62)

Net asset value, end of period	$5.35		$5.86	$6.59	$6.40	$6.75	$6.49

Market price per share, end of period	$4.73		$5.05	$6.08	$5.45	$6.21	$6.33

Total investment return based on market value (b)	(1.88)	%(c)	(10.27)%	20.23%	(5.28)%	7.63%	27.52%

Net assets, end of period (d)	$53,239		$58,301	$65,552	$63,689	$66,183	$63,529

Preferred shares outstanding, end of period (d)	$30,000		$30,000	$30,000	$30,000	$30,000	$30,000

Asset coverage:
Per preferred stock share (e)	277%		294%	319%	312%	321%	312%
Ratio of total expenses to average net assets, applicable to common stock excluding interest expense (f)	2.04%		1.44%	1.52%	1.40%	1.36%	1.55%
Ratio of total expenses to average net assets, applicable to common stock including interest expense (f)	2.05%		1.51%	1.52%	1.40%	1.36%	1.55%
Ratio of net investment income to average net assets, applicable to common stock (e)	10.13%		10.08%	9.81%	8.79%	9.06%	9.73%
Portfolio turnover rate	23.09	%(c)	222.25%	146.23%	60.23%	41.32%	51.87%

(a)	Per share net investment income or loss is calculated by dividing net investment income by the average number of shares outstanding during the period.

(b)	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, as market value can be significantly greater or less than the net asset value. Total investment return calculation assumes reinvestment of distributions.

(c)	Not annualized.

(d)	Dollars in thousands.

(e)	Calculated by subtracting the Fund’s total liabilities (not including senior securities) from the Fund’s total assets and dividing such amount by the liquidation preference of the outstanding shares of Series T Auction Rate Cumulative Preferred Shares.

(f)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
See accompanying notes to the financial statements.

PROSPECT STREET® INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (unaudited)
(1) Organization and Operations:
     Prospect Street Income Shares Inc. (the “Fund”) was organized as a corporation in the state of Maryland on March 19, 1973, and is registered with the Securities and Exchange Commission (“SEC”) as a diversified closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on May 15, 1973.
     Investment Objective:
     The Fund’s investment objective is to provide high current income, with capital appreciation as a secondary objective.
(2) Significant Accounting Policies:
     The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.
     (a) Use of Estimates
     The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, (“GAAP”), which require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     (b) Valuation of Investments
     In computing the Fund’s net assets attributable to common stock, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day will be valued by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources.
     If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Fund’s net asset value), such securities are valued at their fair value, as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith in accordance with procedures approved by the Board. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ value as determined in accordance with procedures approved by the Board instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values.
     There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
     Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurement” (“FAS 157”):
     In September 2006, the Financial Accounting Standards Board (“FASB”) issued FAS 157, “Fair Value Measurement,” which is effective for financial statements issued for fiscal years beginning after November 15, 2007. FAS 157 defines how fair value should be determined for financial reporting purposes, establishes a framework for measuring fair value under The Fund has adopted FAS 157 as of January 1, 2008. The Fund has performed an analysis of all existing investments and

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have any material effect on the Fund’s net asset value. However, the adoption of FAS 157 does require the Fund to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Fund’s periodic filings. The three levels of the fair value hierarchy established under FAS 157 are described below:

•	Level 1	—	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

•	Level 2	—	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3	—	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s net assets as of June 30, 2008 as follows:

Asset at Fair Value	Total	Level 1	Level 2	Level 3
Portfolio Investments	$45,789,372	$248,152	$37,064,048	$8,477,172
Other Financial Investments*	—	—	—	—

Total	$45,789,372	$248,152	$37,064,048	$8,477,172

*	Investments sold short.
     Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the six months ended June 30, 2008, $4,057,691 of the Fund’s portfolio investments were transferred from Level 2 to Level 3.
     The Fund did not have any liabilities that were measured at fair value on a recurring basis at June 30, 2008.

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
     The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2007 and at June 30, 2008.

Assets at Fair Value Using Unobservable Inputs (Level 3)	Portfolio Investments
Balance as of December 31, 2007	$1,032,510
Transfers in/(out) of Level 3	6,126,619
Net amortization/(accretion) of premium/(discount)	30,812
Net realized gains/(losses)	51,303
Net unrealized gains/(losses)	(2,648,750)
Net purchases and sales	3,884,678

Balance as of June 30, 2008	$8,477,172

     The $(2,648,750) of net unrealized losses presented in the table above relate to investments that are still held at June 30, 2008, and the Fund presents these unrealized losses on the Statement of Operations as Net change in unrealized appreciation/(depreciation) on investments.
     (c) Security Transactions and Related Investment Income
     Security transactions are accounted for on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income and accretion of discounts are recorded on the accrual basis. Dividend income is recorded on ex-dividend date. It is the Fund’s policy to place securities on non-accrual status when collection of interest is doubtful.
     (d) Foreign Currency
     Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/ (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
     (e) U.S. Federal Income Tax Status
     It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to registered investment companies, and to distribute substantially all of its investment company taxable income and gains, if any, to its stockholders each year; as such, the Fund will not be subject to federal income taxes. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
     Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
     The accumulated capital losses available to offset future capital gains, if any, expire in the amounts indicated below on the following dates:

Carryover
Available	Expiration Date
$4,737,419	December 31, 2008
15,317,739	December 31, 2009
3,458,710	December 31, 2010
3,196,740	December 31, 2011
1,210,721	December 31, 2012
873,134	December 31, 2013

$28,794,463

     In July 2006, FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the SEC delayed the required implementation date of FIN 48 for management investment companies until June 29, 2007. As of June 29, 2007, the Fund adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.
     As of December 31, 2007, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,122,836

Accumulated capital losses	$29,227,624

Net unrealized depreciation	$(7,699,775)

     (f) Cash Flow Information
     The Fund invests primarily in corporate debt securities and makes distributions from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statements of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.
     (g) Cash and Cash Equivalents
     The Fund considers all highly liquid investments purchased with original maturities equal to or less than three months when purchased to be cash equivalents.
(3) Investment Advisory Agreement:
     The Investment Adviser earned $213,125 in investment advisory fees for the six months ended June 30, 2008. Investment advisory fees paid by the Fund to the Investment Adviser were calculated at 0.50% (on an annual basis) of the average weekly net asset value (“NAV”), defined as total assets of the Fund less accrued liabilities and preferred stock. The agreement between the Fund and the Investment Adviser, however, provides that if the costs and expenses (excluding interest, advisory fees, taxes, brokerage charges and expenses and extraordinary costs and expenses and expenses incident to the public offering of shares other than those offered through the Dividend Reinvestment Plan) borne by the Fund in any fiscal year exceed 1.50% of average net assets up to $30,000,000 plus 1.00% of average net assets over $30,000,000, the Investment Adviser is obligated to reimburse the Fund for any excess pursuant to the existing advisory agreement. As of June 30, 2008, no such expense reimbursement was required.

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
(4) Purchases and Sales of Securities:
     For the six months ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities, other than U.S. Government obligations and short-term investments, was approximately $17,886,816 and $53,549,388, respectively.
(5) Certain Transactions:
     Effective January 1, 2008, each Director who is not an “interested person” of the Fund as defined in the 1940 Act (“Independent Director”), receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and a business development company advised by the Investment Adviser as of the date of this semi-annual report.
     Prior to January 1, 2008, each Independent Director received an annual retainer of $5,000 from the Fund for services provided as Director of the Fund and also received compensation from other portfolios in the Highland Fund Complex.
     The Fund pays no compensation to its one Interested Director or any of its officers, all of whom are employees of the Investment Adviser.
(6) Distributions to Stockholders:
     Distributions on the Fund’s common stock (“Common Stock”) are declared based on annual projections of the Fund’s net investment income (defined as dividends and interest income, net of Fund expenses). The Fund plans to pay quarterly distributions to holders of Common Stock (“Common Stockholders”). As a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to Common Stockholders will not exceed net investment income (as defined above) allocated to Common Stockholders for income tax purposes.
     For the years ended December 31, 2007 and December 31, 2006, the past two tax year ends, the tax character of distributions paid by the Fund to Common Stockholders were as follows:

	2007	2006
Distributions from net investment income	$4,476,200	$4,451,329
Distributions from paid in capital	0	0

	$4,476,200	$4,451,329

(7) Preferred Shares:
     On July 23, 2001, the Fund issued 1,200 shares of Series T Auction Rate Cumulative Preferred Shares (the “Preferred Shares”), $25,000 liquidation preference, for a total issuance of $30,000,000. All such Preferred Shares were outstanding as of June 30, 2008. Significant provisions regarding the Preferred Shares are described below.
     Redemption
     The Preferred Shares are not subject to any sinking fund, but are subject to mandatory redemption under certain circumstances. If the Fund does not timely cure the failure to meet certain asset coverage, portfolio valuation or timely filing requirements, the Preferred Shares are subject to mandatory redemption out of funds legally available in accordance with the Fund’s charter and applicable law, at a redemption price of $25,000 per Preferred Share plus an amount equal to accumulated but unpaid dividends thereon, whether or not earned or declared to the date fixed for redemption. In addition, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less at this same redemption price to the extent permitted under the 1940 Act and Maryland law. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Preferred Shares have no preemptive, exchange or conversion rights. The Fund will not issue any class of stock senior to or on parity with the Preferred Shares.

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
     Dividends
     The Preferred Shares pay dividends based on a rate set at auctions, normally held every seven days. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days is set forth in the notice designating a special dividend period. At June 30, 2008, the rate on the Preferred Shares was 3.21%. In general, when the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution in respect of Common Stock unless the Fund has paid all cumulative dividends on Preferred Shares.
     Voting Rights
     The Fund’s Preferred Shares and Common Stock have equal voting rights of one vote per share and vote together as a single class. The Preferred Shares and Common Stock vote as a separate class on certain matters as required under the Fund’s charter, the 1940 Act and Maryland law.
     Liquidation
     In the event of a liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares (“Preferred Shareholders”) are entitled to receive, prior to and in preference to any distribution of any of the assets of the Fund available for distribution to Common Stockholders, a liquidation preference in the amount of $25,000 for each share outstanding plus an amount equal to all dividends thereon, whether or not earned or declared, accumulated but unpaid to and including the date of final distribution. After the payment to Preferred Shareholders of the full preferential amounts, Preferred Shareholders will have no right or claim to any of the remaining assets of the Fund.
(8) Securities Loans
     The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of June 30, 2008, the market value of securities loaned by the Fund was $887,296. The loans were secured with cash collateral of $951,700.
(9) Unfunded Loan Commitments:
     As of June 30, 2008, the Fund had an unfunded loan commitment to Sirva Worldwide, Inc. of $171,003, which could be extended at the option of the borrower, pursuant to the loan agreement.
     Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of June 30, 2008, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $855. The net change in unrealized depreciation on unfunded transactions of $(57) is recorded in the Statement of Operations.
(10) Disclosure of Significant Risk:
     Credit Risk
     Credit risk is the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
     Interest Rate Risk
     Interest rate risk is the risk that prices of securities owned by the Fund generally increase when interest rates decline and decrease when interest rates increase.

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
     Foreign Currency Risk
     Securities quoted or denominated in non-U.S. currencies may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated.
(11) Stockholder Voting Results:
     At an Annual Meeting of the stockholders held on June 10, 2008 (the “Meeting”), the Common and Auction Rate Cumulative Preferred stockholders of record of the Fund as of April 14, 2008 (“Record Date”) were asked to consider two proposals: (1) to approve an Agreement and Plan of Reorganization between the Fund and Highland Credit Strategies Fund (the “Acquiring Fund”) pursuant to which the Fund will transfer its assets to the Acquiring Fund in exchange for Acquiring Fund shares (and cash in lieu of certain fractional shares) and the Acquiring Fund’s assumption of the Fund’s liabilities at which time the Fund will dissolve under applicable state law (“Proposal 1” or the “Reorganization”) and (2) the election of R. Joseph Dougherty as Class I Director of the Fund (“Proposal 2”). As of the Record Date, the Fund had the following common stock and preferred shares outstanding:

Common Stock	9,947,104

Auction Rate Cumulative Preferred Shares	1,200

     The shares represented at the Meeting on June 10, 2008 voted the Proposals as follows:
     With respect to Proposal #1, the approval of an Agreement and Plan of Reorganization for the Common Stock:

For:	5,700,372.849

Against:	589,735.201

Abstain:	199,038.074

Non Vote:	2,065,142.000

     With respect to Proposal #1, the approval of an Agreement and Plan of Reorganization for the Auction Rate Cumulative Preferred Shares:

For:	863

Against:	1

Abstain :	13

Non Vote:	308

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
     With respect to Proposal #2, the election of R. Joseph Dougherty as a Class I Director of the Fund for the Common Stock and Preferred Shares of the Fund, voting together as a single class:

For:	7,757,617.013

Withheld:	796,671.111

     (12) Subsequent Event
     On June 10, 2008, shareholders of the Fund approved the reorganization of the Fund into Highland Credit Strategies Fund (“HCF”). On July 18, 2008, the reorganization of the Fund into HCF was completed. The reorganization was based on the respective Funds’ relative net asset values as of 4:00 p.m. on Friday, July 18, 2008. The Fund reported a net asset value per share of $5.13 and HCF reported a net asset value per share of $13.93 as of 4:00 p.m. on Friday, July 18, 2008. The resulting conversion ratio was calculated at 0.36852 common shares of HCF for each share of common stock of the Fund.
     On July 16, 2008, the Fund’s Series T Auction Rate Cumulative Preferred Shares were redeemed for the liquidation preference of $25,000 per share plus an amount equal to all dividends thereon.

PROSPECT STREET INCOME SHARES INC.
ADDITIONAL INFORMATION (unaudited)
     Additional Portfolio Information
     The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts that also invest in high yield fixed-income securities. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
     Approval of Investment Advisory Agreement
     The Fund has retained the Investment Adviser to manage its assets pursuant to an Investment Advisory Agreement with the Investment Adviser (the “Advisory Agreement”), which has been approved by the Fund’s Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”).
     Following an initial term of two years, the Advisory Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Directors, and, in either event, by a majority of the Independent Directors of the Fund casting votes in person at a meeting called for such purpose.
     At a meeting held on March 7, 2008, the Board, as requested through Fund counsel and its independent legal counsel, received from the Investment Adviser, various written materials, including: (1) information confirming the financial soundness of the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s fee schedule and operating expenses compare to (i) other registered investment companies and private funds that follow investment strategies similar to those of the Fund, and (ii) other private and registered pooled investment vehicles or accounts managed by the Investment Adviser, as well as the performance of such vehicles and accounts; (5) information regarding brokerage and portfolio transactions; and (6) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. The Directors reviewed and considered various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Investment Adviser and other relevant information and factors, including the following:
     The Nature, Extent, and Quality of the Services Provided by the Investment Adviser
     The Directors considered the portfolio management services provided by the Investment Adviser and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. They discussed the experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the portfolio management team. The Directors reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. They also reviewed and discussed the Investment Adviser’s compliance policies and procedures. The Directors concluded that the Investment

PROSPECT STREET INCOME SHARES INC.
ADDITIONAL INFORMATION (unaudited) (continued)
Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement and that the nature and quality of such advisory services are satisfactory.
     The Investment Adviser’s Historical Performance in Managing the Fund
     The Directors reviewed the Investment Adviser’s historical performance in managing the Fund over various time periods ended December 31, 2007. They contrasted this performance versus certain peer funds, including Prospect Street® High Income Portfolio Inc, and the Fund’s benchmark. The Directors were satisfied with the Investment Adviser’s historical performance in managing the Fund.
     The Costs of the Services to be Provided by the Investment Adviser and the Profits Realized by the Investment Adviser and its Affiliates from the Relationship with the Fund
     The Directors also gave substantial consideration to the fees payable under the Advisory Agreement, including: (1) the annual fee as a portion of the average weekly net assets of the Fund under the Advisory Agreement; (2) the expenses the Investment Adviser incurs in providing advisory services; and (3) a comparison of the fees payable to the Investment Adviser under the Advisory Agreement to fees payable to other investment advisers serving other closed-end companies with similar investment programs to that of the Fund. After such review, the Directors determined that the costs of the services to the Fund and the profitability rate of the Investment Adviser with respect to the Advisory Agreement were fair and reasonable.
     The Extent to which Economies of Scale would be Realized as the Fund Grows and whether Fee Levels Reflect these Economies of Scale for the Benefit of Shareholders
     The Directors considered the asset level of the Fund, the information provided by the Investment Adviser relating to its costs, and information comparing the fee rate charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. It was noted that, due to its nature as a closed-end fund, the Fund’s asset level is not expected to increase significantly as a result of new capital contributions. The Directors concluded that the fee structure is reasonable and appropriate and, in view of the Fund’s structure, the sharing of economies of scale is not particularly relevant.
     Following a further discussion of the factors above and the merits of the Advisory Agreement and its various provisions, it was noted that in considering the Advisory Agreement, no single factor was determinative to the decision of the Board of Directors. Rather, after weighing all of the factors and reasons discussed above, the Board of Directors determined that the Advisory Agreement, including the advisory fee paid to the Investment Adviser under the Advisory Agreement, are fair and reasonable to the Fund in light of the services that the Investment Adviser provides, its costs and the Fund’s asset levels and concluded that the Advisory Agreement should be continued for another year.

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PROSPECT STREET INCOME SHARES INC.

Investment Adviser	Fund Counsel
Highland Capital Management, L.P.	Ropes & Gray LLP
NexBank Tower	One International Place
13455 Noel Road	Boston, MA 02110
Suite 800
Dallas, TX 75240	Transfer Agent and Shareholders’ Servicing Agent
PNC Global Investment Servicing (U.S.) Inc.
Independent Registered Public Accounting Firm	(formerly PFPC, Inc.)
Deloitte & Touche LLP	P.O. Box 43027
JPMorgan Chase Tower	Providence, RI 02940-3027
2200 Ross Avenue
Suite 1600	Custodian
Dallas, TX 75201-6778	PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Facts for Shareholders:
     Prospect Street Income Shares Inc. is listed on the New York Stock Exchange under the symbol “CNN.” The Wall Street Journal and Wall Street Journal Online publish Friday’s closing net asset value of the Fund every Monday and list the market price of the Fund daily. The net asset value and market price of the Fund are also published in Barron’s Market Week every Saturday. Our website is www.prospectstreet.net. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and the Fund’s proxy voting record for the most recent 12-month period ended June 30th, are available (1) without charge, by calling 1-877-532-2834 and (2) on the SEC’s web-site at http://www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.
     The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-532-2834 and additional reports will be sent to you.
     Questions Regarding Your Account: Please telephone PNC Global Investment Servicing (U.S.) Inc. at their toll free number 1-800-331-1710 Monday through Friday from 9:00 a.m. to 5:00 p.m. e.s.t.
     Written Correspondence Regarding Your Account: Please address all general shareholder inquiries to PNC Global Investment Servicing (U.S.) Inc., P.O. Box 43027, Providence, RI 02940-3027.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Effective April 1, 2008, Brad Borud was appointed portfolio manager of Prospect Street® Income Shares Inc.
Brad Borud - Mr. Borud is a Partner, Senior Trader and Chief Investment Officer—Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multi-channel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.
The following table provide information about the funds and accounts, other than the Fund, for which Mr. Borud is primarily responsible for the day-to-day portfolio management as of June 30, 2008.
Brad Borud

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	16	$6,787	2	$279
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0
Potential Conflicts of Interests
Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.
The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may similarly serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
Compensation Structure of Portfolio Manager(s) or Management Team Members
Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland such as the “Option It Plan” and the “Long-Term Incentive Plan.”
Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:
Option It Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of Highland so as to promote the success of the Fund.
Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Plan seeks to reward participating employees based on the increased value of Highland.
Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.
Disclosure of Securities Ownership
The following table sets forth the dollar range of equity securities beneficially owned by Mr. Borud in the Fund as of December 31, 2007.

Dollar Ranges of Equity Securities Beneficially
Name of Portfolio Manager	Owned by Portfolio Manager
Brad Borud	$100,001 - $500,000
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of Shares	(d) Maximum Number (or
	(a) Total Number	(b) Average	(or Units) Purchased as Part	Approximate Dollar Value) of Shares
	of Shares (or Units)	Price Paid per	of Publicly Announced Plans	(or Units) that May Yet Be Purchased
Period	Purchased	Share (or Unit)	or Programs	Under the Plans or Programs
1-1-08 - 1-31-08	33,150	5.2901	33,150	9,947,104
2-1-08 - 2-29-08	—	—	—	—
3-1-08 - 3-31-08	—	—	—	—
4-1-08 - 4-30-08	36,132	4.828	36,132	9,947,104

			(c) Total Number of Shares	(d) Maximum Number (or
	(a) Total Number	(b) Average	(or Units) Purchased as Part	Approximate Dollar Value) of Shares
	of Shares (or Units)	Price Paid per	of Publicly Announced Plans	(or Units) that May Yet Be Purchased
Period	Purchased	Share (or Unit)	or Programs	Under the Plans or Programs
5-1-08 - 5-31-08	—	—	—	—
6-1-08 - 6-30-08	—	—	—	—
Total	69,282		69,282	9,947,104
Note: all purchases were made in the open market.
a. The date each plan or program was announced: Purchases were made pursuant to an Automatic Dividend Reinvestment Plan that was last filed with the SEC on July 13, 2001.
b. The dollar amount (or share or unit amount) approved: NONE
c. The expiration date (if any) of each plan or program: NONE
d. Each plan or program that has expired during the period covered by the table: NONE
Item 10. Submission of Matters to a Vote of Security Holders.
On April 16, 2007 the Board of Directors of the Fund approved changes to the Nominating Committee Charter, including the addition of Annex A which provides procedures for shareholders to propose nominations for Director candidates.
ANNEX A
NOMINATING COMMITTEE POLICY REGARDING
SELECTION / RECOMMENDATION OF DIRECTOR NOMINEES
A candidate for nomination as Director submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:
1.	A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that beneficially owned, in the aggregate, more than 5% of the Fund’s voting common shares, with each of the shares used to calculate that ownership held for at least one year as of the date the recommendation was made, may submit one candidate to the Committee for consideration at an annual meeting of shareholders.

2.	The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 calendar days before the date of the Fund’s proxy statement released to shareholders in connection with the previous year’s annual meeting. If, however, the Fund did not hold an annual meeting in the previous year, or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before the Fund begins to print and mail its proxy materials.

4.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors of the Fund; (E) whether the Nominating Shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a Director or senior officer of public companies, Directorships/trusteeships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a Directors’ questionnaire if elected; (iv) the Nominating Shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. “Associated Person of the Nominating Shareholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (v) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Shareholder or (b) any person required to be identified pursuant to clause (v).
The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Prospect Street® Income Shares Inc.

By (Signature and Title)*	/s/ James D. Dondero James D. Dondero, President (principal executive officer)

Date	September 04, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Dondero James D. Dondero, President (principal executive officer)

Date	September 04, 2008

By (Signature and Title)*	/s/ M. Jason Blackburn M. Jason Blackburn, Secretary and Treasurer (principal financial officer)

Date	September 04, 2008

*      Print the name and title of each signing officer under his or her signature.